Long-term Debt - Terms and Amendments (Details)	6 Months Ended
Jun. 30, 2013
Debt Instrument [Line Items]
Payment terms	The bank loans are payable in U.S. Dollars in quarterly and semi-annual installments with balloon payments due at maturity between April 2016 and December 2020.
Ocean Rig Mylos, Ocean Rig Skyros and Ocean Rig Athena
Debt Instrument [Line Items]
Covenant description	The Company could only pay dividends or make other distribution in respect of its capital stock in an amount up to 50% of its net income of each previous financial year, provided in each case that the Company maintains minimum liquidity in an aggregate amount of not less of $200,000 million in cah and cash equivalents and restricted cash and maintain such level for the next 12 months following the date of the dividend payment.
All Three Term Loan Facilities
Debt Instrument [Line Items]
Payment terms	All term loan facilities bear interest at LIBOR plus a margin and are repayable in quarterly installments, beginning three months after the delivery of each drillship . The Commercial Facilities mature five years after the first draw down date while the Eksportkreditt GIEK Facilities and KEXIM Facilites mature twelve years after the first draw down date or, at the lenders option, at the maturity date of the Commercial Facilities. Additionally, a balloon payment amounting to $750 million is also payable in the third quarter of 2018. In connection with this loan, the Company paid $22.4 million as loan origination fees, which have been classified in other non-current assets.